SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C.  20549



                               FORM 8-K


          Current Report Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported):
  February 15, 1995


                      FIGGIE INTERNATIONAL INC.
         (Exact name of registrant specified in its charter)


   Delaware               1-8591         52-1297376
  (State or other    (Commission File    (I.R.S. Employer
  jurisdiction of    Number)             Identification No.)
  incorporation)


  4420 Sherwin Road, Willoughby, Ohio          44094
  (Address of principal executive offices)    (Zip Code)


  Registrant's telephone number, including area code: 216/953-2700


                               (not applicable)
    (Former name or former address, if changed since last report)













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  Item 7.   Financial Statements and Exhibits.

            (c)  Exhibits.

                 (1)  Press release, dated February 15, 1995,
                      regarding Figgie International Inc.'s 1994
                      after-tax loss, restructuring plan and 1995 forecasts.













































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                              SIGNATURE

         Pursuant to the requirements of the Securities Exchange
  Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FIGGIE INTERNATIONAL INC.


                              By:  /s/ L.A. Harthun
                                       L.A. Harthun
                                       Senior Vice President



  Dated: March 31, 1995




































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                            Exhibit Index


  Exhibit

  99.1 Press release, dated February 15, 1995















































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